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                                                                   Exhibit 10(f)


                                 FRONTSTEP, INC.

        SECOND AMENDED AND RESTATED 1999 NON-QUALIFIED STOCK OPTION PLAN
                                FOR KEY EMPLOYEES

                                   ARTICLE ONE
                                     PURPOSE

                  The purpose of this Frontstep, Inc. Second Amended and Restated 1999 Non-Qualified Stock Option Plan (the "Plan") is to secure the benefits which accrue from a program of offering to the Key Employees of Frontstep, Inc. (the "Company") and any Subsidiary the opportunity to acquire and increase their proprietary interest in the success of the Company and thereby to attain the objectives of this Plan which are:

         (1)      To obtain and retain the services of Participants;

         (2)      To encourage and reward efficient and profitable operation;
                  and

         (3)      To promote the development of the business of the Company.

                                   ARTICLE TWO

                                   DEFINITIONS

                  For purposes of the Plan, the following terms when capitalized shall have the meaning designated herein unless a different meaning is plainly required by the context. Where applicable, the masculine pronoun shall mean or include the feminine, and the singular shall include the plural.

                  (a) "Board of Directors" shall mean the Board of Directors of the Company.

                  (b) "Committee" shall be the Committee of the Board of Directors, whose membership shall be determined as provided under Article Four, appointed to administer the Plan.

                  (c) "Common Shares" shall mean the common shares, no par value, of the Company.

                  (d) "Company" shall mean Frontstep, Inc. (f/k/a Symix Systems, Inc.).

                  (e) "Director" shall mean a member of the Board of Directors of the Company.

                  (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, or any successor statute.

                  (g) "Fair Market Value" on a particular day shall mean the average of the highest and lowest prices of the Common Shares, as reported on the NASDAQ National Market System on a particular day, or, if Common Shares were not traded on such date, on the next preceding day on which Common Shares were traded.


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                  (h) "Key Employees" shall mean employees of the Company or a
Subsidiary who, in the opinion of the Committee, have demonstrated a capacity for contributing in a substantial measure to the success of the Company.

                  (i) "Participant" shall mean a Key Employee selected by the Committee to receive stock options under the Plan.

                  (j) "Plan" shall mean the Frontstep, Inc. Second Amended and Restated 1999 Non-Qualified Stock Option Plan as herein set forth.

                  (k) "Securities Act" shall mean the Securities Act of 1933, as amended.

                  (l) "Subsidiary" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of any options under the Plan, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                  ARTICLE THREE
                           SHARES SUBJECT TO THE PLAN

                Nine Hundred Thousand (900,000) of the Company's authorized but unissued Common Shares shall be reserved by the Board of Directors for the purpose of granting options under the Plan to Key Employees, in each case at a price of not less than one hundred percent of the Fair Market Value of such Common Shares at the time of the granting of an option and upon such other terms and conditions as the Committee might impose. In the event that options granted under the Plan shall terminate, any Common Shares covered thereby and not purchased thereunder may again be the subject of an option under the Plan.

                                  ARTICLE FOUR
                                 ADMINISTRATION

                  The Plan shall be administered by a Committee appointed by the Board of Directors. The Committee shall consist of two or more Directors, as the Board of Directors may determine, provided each member of the Committee shall qualify to administer the Plan as contemplated by Rule l6b-3 of the Exchange Act. The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed. Subject to the express provisions of the Plan, the Committee may determine the individuals to whom and the time or times at which options shall be granted, the number of Common Shares to be subject to each option, the period of each option, the vested rights of each Participant in his options (including the vesting schedule and acceleration of exercise of such options) and other terms and conditions thereof and shall report its determination to the Board of Directors. The proper officers of the Company shall carry such determination into effect, but no action of the Committee or of an officer of the Company shall bind or become binding upon the Company or create any obligation of the Company whatsoever unless and until the Company shall have entered into a written and definitive contract with a proposed Participant in respect of an option for the purchase of Common Shares and no such contract shall obligate the Company to any person other than the Participant who is a party to such written contract and to such persons, if any, as shall be expressly named or provided for in such written contract. The Committee is authorized to construe and interpret the Plan, to promulgate, amend and rescind rules and regulations relating to the implementation of the Plan and to make all other determinations necessary or advisable for the administration of the Plan. The Committee may designate persons other than members of the Committee to carry out its responsibilities under such conditions and limitations as it may prescribe, except that the Committee may not delegate its authority


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with regard to selection for, participation of and the granting of options to persons subject to Section 16(a) and 16(b) of the Exchange Act. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive and binding upon all Participants and any person validly claiming under or through Participants.

                                  ARTICLE FIVE
                                   ELIGIBILITY

                  Options may be granted only to those Key Employees as may from time to time be designated by the Committee. Neither the provisions of the Plan nor its adoption by the Board of Directors shall be deemed to give any person a contractual or other right to receive an option under the Plan.

                                   ARTICLE SIX
                                  OPTION PRICE

                  The purchase price pursuant to which Common Shares may be purchased under each option granted hereunder shall be fixed by the Committee, but such purchase price shall in no event be less than one hundred percent (100%) of the Fair Market Value of the Common Shares on the date on which the option is granted.

                                  ARTICLE SEVEN
                                 TERM OF OPTION

                  The term of each option shall be fixed by the Committee, but in no event shall any option permit the purchase of Common Shares thereunder after the tenth (10th) anniversary of the date on which the option is granted.

                                  ARTICLE EIGHT
                               EXERCISE OF OPTION

                  Subject to the provisions of the written option agreement pursuant to which it is granted, an option may be exercised by giving to the Company notice in writing (in such form as may from time to time be specified by the Committee) stating the number of Common Shares subject to the option in respect of which it is being exercised, accompanied by a check or cash in full payment of all Common Shares in respect of which the option is being exercised. Each such notice of exercise of an option shall be delivered to the Chief Financial Officer of the Company. The Company shall have a reasonable time after receipt of any such notice in which to make delivery of share certificates for the Common Shares in respect of which an option is exercised.

                                  ARTICLE NINE
                             TERMINATION OF SERVICE

                  In case a Participant shall cease to be a Key Employee for any reason, within ninety (90) days next succeeding such termination, but not later than ten (10) years from the date of grant of the option, the Participant (or the executor or administrator of his estate) may exercise such option rights as he then has under this Plan. Options not exercised within the period set forth in the preceding sentence shall thereupon expire and shall not be exercisable thereafter, except that the Committee may, in its sole discretion, allow options to remain outstanding and exercisable after termination of such Participant's employment if the Participant's employment has been terminated because of the Participant's retirement or disability or for any other reason approved by the Committee.


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                                   ARTICLE TEN
                          NON-TRANSFERABILITY OF OPTION

                  No option granted under this Plan shall be transferable otherwise than by will, the laws of descent and distribution, or to a Participant's spouse or former spouse pursuant to a domestic relations order in settlement of marital property rights. The provisions hereof shall be applicable to all options previously or in the future granted by the Company under this Plan. Any and all options transferred by a Participant pursuant hereto shall be deemed transferred subject to the terms and conditions of this Plan, including all vesting, termination and other provisions applicable thereto. In the event that any agreement pursuant to which options under this Plan have been granted contains provisions contrary to the provisions set forth herein, the provisions hereof shall control.

                                 ARTICLE ELEVEN
                                   ADJUSTMENTS

                  In the event of any change in the outstanding Common Shares by stock dividend, stock split, stock combination, reclassification, recapitalization, merger, reorganization or other change in the Common Shares, the Committee, upon the advice of accountants and counsel for the Company, shall determine appropriate adjustments, if any, to be made in the number of Common Shares and the prices per share in respect of Common Shares subject to outstanding options and the number of Common Shares then reserved for options which may thereafter be granted.

                                 ARTICLE TWELVE
                      AMENDMENT AND TERMINATION OF THE PLAN

                  The Company, by action of the Board of Directors, reserves the right to amend, modify or terminate this Plan at any time, except that the Company may not, without shareholder approval, increase the total number of Common Shares subject to options under this Plan (except increases attributable to the adjustments authorized in Article Eleven hereof), materially increase the benefits or materially modify the requirements as to eligibility.

                                ARTICLE THIRTEEN
                           RESTRICTIONS AND COMPLIANCE
                              WITH SECURITIES LAWS

                  Anything contained in the Plan or elsewhere to the contrary notwithstanding:

                  (l) No option granted under the Plan shall be exercisable for the purchase of any Common Shares subject thereto except for:

                      (A) Common Shares subject thereto which at the time of such exercise and purchase are registered under the Securities Act or which, upon the completion of such exercise, would be issued in a transaction exempt from registration under the Securities Act; and

                      (B) Common Shares subject thereto which at the time of such exercise and purchase are exempt or are the subject matter of an exempt transaction, are registered by description, by coordination, or by qualification, or at such time are the subject matter of a transaction which has been registered by description, all in accordance with Chapter 1707 of the Ohio Revised Code, as amended; and

                      (C) Common Shares subject thereto in respect of which the laws of any state applicable to such exercise and purchase have been satisfied.


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                  (2) If Common Shares subject to an option are sold and
transferred upon the exercise thereof to a person who (at the time of such exercise or thereafter) controls, is controlled by or is under common control with the Company, or are sold and transferred in reliance upon an exemption claimed in respect of the securities Act, then upon such sale and transfer:

                      (A) such Common Shares shall not be transferable by the holder thereof, and neither the Company nor its transfer agent or registrar, if any, shall be required to register or otherwise to give effect to any transfer thereof and may prevent any such transfer, unless the Company shall have received an opinion from its counsel to the effect that any such transfer would not violate the Securities Act and the applicable laws of any state; and

                      (B) the Company shall cause each share certificate evidencing such Common Shares to bear a legend reflecting applicable restrictions on the transfer thereof and may use the following or any other appropriate legend for that purpose:

         SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY STATE SECURITIES LAWS, ARE RESTRICTED SECURITIES WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE ACT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ENCUMBERED OR DISTRIBUTED EXCEPT PURSUANT TO (1) AN EFFECTIVE REGISTRATION STATEMENT REGISTERING THE SHARES UNDER THE ACT OR ANY APPLICABLE STATE SECURITIES LAWS, IF REQUIRED OR (2) UNTIL THE COMPANY HAS RECEIVED AN OPINION FROM ITS COUNSEL TO THE EFFECT THAT SUCH TRANSFER DOES NOT VIOLATE THE ACT AND THE APPLICABLE SECURITIES LAWS OF ANY STATE.

                  (3) Nothing contained in the Plan or elsewhere shall be construed to require the Company to take any action whatsoever to make exercisable any option granted under the Plan or to make transferable any Common Shares issued upon the exercise of any such option.

                                ARTICLE FOURTEEN

                                 TAX WITHHOLDING

                  Any person exercising an option shall be required to pay to the Company the amount of any taxes the Company is required by law to withhold with respect to the exercise of such option. Such payment shall be due on the date the Company is required by law to withhold such taxes. In the event that such payment is not made when due, the Company shall have the right to deduct, to the extent permitted by law, from any payment of any kind (but only as permitted by Rule l6b-3 of the Exchange Act for persons subject to Section 16 of the Exchange Act) otherwise due to such person from the Company all or part of the amount required to be withheld.



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